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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) December 21, 2001
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                                      UICI
             (Exact name of registrant as specified in its charter)


         Delaware                        001-14953            75-2044750
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 (State or other jurisdiction        (Commission File        (IRS Employer
of incorporation or organization)         Number)           Identification No.)

4001 McEwen Drive, Suite 200, Dallas, Texas                      75244
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (972) 392-6700
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS

         Settlement of Shareholder Derivative Litigation

                   On December 21, 2001, the District Court of Dallas County, Texas, approved the terms of a Settlement Agreement and Mutual Release between UICI ("UICI" or the "Company") and each of Richard J. Estell, Vernon Woelke, J. Michael Jaynes, Gary L. Friedman, John E. Allen, Charles T. Prater, Richard T. Mockler, and Robert B. Vlach (collectively, the "Individual Defendants"), on the one hand, and Richard Schappel and Mr. Schappel's counsel, on the other hand. Pursuant to the Settlement Agreement, the parties reached agreement with respect to the payment of attorneys' fees and expenses on termination of the shareholder derivative action captioned Richard Schappel v. UICI, Ronald Jensen, Richard Estell, Vernon Woelke, J. Michael Jaynes, Gary Friedman, John Allen, Charles T. Prater, Richard Mockler and Robert B. Vlach (the "Shareholder Derivative Litigation"), which was initially filed in June 1999. The Court also entered a Modified Final Judgment in the case, vacating certain findings of fact that formed a part of an earlier ruling by the Court rendered on October 14, 2001.

                   The Settlement Agreement and the Modified Final Judgment have the effect of fully and finally resolving the matters in dispute in the Shareholder Derivative Litigation between UICI and the Individual Defendants, on the one hand, and Mr. Schappel, on the other hand. The terms of the settlement will not have a material effect on the results of operations or financial condition of UICI.

                   Ronald L. Jensen (the Chairman of the Company and a defendant in the Shareholder Derivative Litigation) is not a party to the Settlement Agreement. In its earlier judgment rendered on October 14, 2001, the Court found that certain statements made by plaintiff in the pleadings in the case were "groundless, false and brought for the purpose of harassment and with the intent to cause harm to or injure" Mr. Jensen and UICI, for which the plaintiff was ordered to pay to Mr. Jensen $5,000 as a judicial sanction in accordance with Texas law. The plaintiff retains the right to appeal, and Mr. Jensen retains the right to defend, that ruling in the Shareholder Derivative Litigation.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

None
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                UICI
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                                                             (Registrant)

Date     December 26, 2001.                          By  /s/ Matthew R. Cassell
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                                                        Matthew R. Cassell
                                                        Vice President and Chief
                                                        Financial Officer